(ICON)

Prudential
Multi-Sector
Fund, Inc.

ANNUAL
REPORT
April 30, 1997

(LOGO)

Prudential Multi-Sector Fund, Inc.

Performance At A Glance.
While small and medium-sized companies delivered positive returns over the past 12 months, they trailed larger company stocks. So while we are pleased to report that your Fund performed better than the average capital appreciation mutual fund during the past year (as measured by Lipper Analytical Services), we must note that neither did as well as the broad stock market (as measured by the Standard & Poor's 500 Index). That's because of the growth-style, sector-based strategy of your Fund, which led us to invest in small and mid-sized companies.

                                               One     Five       Since
                                               Year    Years    Inception2
                  Class A                      5.2%    87.1%       116.5%
  Cumulative      Class B                      4.4     80.0        105.3
    Total         Class C                      4.4     N/A          33.4
  Returns1        Class Z                      5.5     N/A           9.3
As of 4/30/97     Lipper Capital
                  Appreciation Fund Avg3       3.0     86.3         ***

                                 One     Five       Since
                                 Year    Years    Inception2
    Average       Class A        0.8%    11.5%       10.8%
 Annual Total     Class B        0.3     11.7        10.8
   Returns1       Class C        4.3     N/A         10.2
As of 3/31/97     Class Z        6.3     N/A          5.6

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

2Inception dates: 6/29/90 Class A and B; 8/1/94 Class C; 3/1/96 Class Z.

3Lipper average returns are for 204 funds for one year and 77 funds for five years.

*** Lipper Since Inception category cumulative return are:
Class A and B, 124.1% for 70 funds; Class C, 44.9% for 128 funds; and Class Z, 7.5% for 202 funds.

How Investments Compared.
    (As of 4/30/97)
         (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Greg Goldberg and Jeffrey T. Rose, Fund Managers

Portfolio                  (PICTURE)         (PICTURE)
Managers'
Report

The Fund seeks long-term capital growth by investing primarily in domestic and foreign stocks of companies in specific economic sectors, and makes significant shifts among these sectors based on world economic changes and other investment trends. We select stocks following a growth investment style, looking for stocks with above-average revenue and earnings growth forecast and that are attractively priced. The Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance the Fund will achieve its investment objective.

Sectors & Stocks.
Since its inception, the Prudential Multi-Sector Fund has followed the sector selection of Greg Smith, Chief Investment Strategist at Prudential Securities, and the securities selection of its portfolio managers. We've decided to put sector and security selection in one place. Effective June 2, Portfolio Managers Greg Goldberg and Jeff Rose, who have been selecting securities, will also select sectors.

Strategy Session.
We invest in sectors that we believe may perform better than the market as a whole in the short term, and try to avoid those that might do worse. As a result, we frequently adjust our holdings to take advantage of changing market conditions.

    Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 4/30/97.
      (PIE CHART)

So over the past 12 months we added to our positions in energy and healthcare stocks while we reduced our holdings in technology and financial services.

-- Energy: A year ago, we did not hold any investments here. Today, it's our second largest sector. Energy companies have been benefitting from global growth. Though we expect some volatility in the short term, we believe the trend is up for energy prices over the long haul.

-- Healthcare: Over the past 12 months we have increased our healthcare holdings. An aging worldwide population is increasing demand for drugs and healthcare, which should continue to benefit companies in this industry.

Over the last 12 months, we've nearly halved our technology holdings. While we believe in this sector for the long term, we feel that the months ahead will be difficult.

We also sold a small portion of our financial services holdings because we were concerned that interest rates could continue to rise.

What Went Well.

Riding the Tech Rally.
It's not always easy to get your timing right in the volatile technology sector, but we were pleased with our decision to sell most of our shares in Cisco Systems, the leader in computer networking. We sold the stock at a profit after it had appreciated significantly. We were glad we did, because by the end of this reporting period it was well off its highs.

We've also had a great deal of success with Intel, which more than doubled in price during the last 12 months. We believe
Intel will continue to perform well as it complements its PC chip strengths with its move into networking.

Financials Pay Off.
The continuing strong performance of financial services stocks also helped the Fund. Travelers, a conglomerate offering insurance, brokerage and other financial services, rose 83% over the last 12 months. Smith Barney, the firm's securities brokerage subsidiary, posted substantial profits, buoyed by the strong financial markets.

Bits and Pieces.
Within the energy sector, drill bit maker Smith International was up 63% over the 12 months. You can't drill for oil without bits, so
Smith, the leading drill bit manufacturer, benefited from increased drilling activity worldwide. In healthcare, Aetna/U.S. Healthcare's transformation into an HMO force helped it rise 29%.

And Not So Well.
The Crushing
Technology Wave.

Technology stocks are volatile -- almost by definition -- and many of these stocks fell in price late in our reporting period. While we did hold some winners in technology, our relatively large
position   as much as 32% of total investments during the
last year prevented us from performing as well as the broader stock market. We may now look to this sector for buying opportunities.

One victim of the crushing technology wave was Westell, on the cutting edge of ADSL technology which is bringing internet services to the home. The firm's stock lost half its value as anticipated contracts with telecom-munications providers were delayed by mergers and regulatory concerns in the telecommunications industry. Still, we expect its price to rebound as conditions in the telecommuni-cations industry improve.

Five Largest Holdings.
3.9%    Novartis A.G. (A.D.R.)
        Healthcare
3.5%    Exxon Corp.
        Energy
2.9%    Uniphase Corp.
        Technology
2.8%    Aetna, Inc.
        Healthcare
2.5%    UCAR International Inc.
        Precious metals

Expressed as a percentage of total
investments as of 4/30/97.

Looking Ahead.
The U.S. stock market is now in its sixth year of a bull market. We're still cautious in the short term for two reasons: 1) valuations are historically high, especially in the so-called "Nifty Fifty" large company stocks and 2) interest rates may very well rise further. Nevertheless, we will continue to look for individual sectors and industries that may perform better than the market as a whole.

We will be watching financial services closely. While prices in this sector are currently attractive, stocks could be hurt if interest rates rise significantly. We will await the Federal
Reserve's decision.

President's Letter                                        June 9, 1997
(PICTURE)
                                  Staying The Course.

Dear Shareholder:

With the midpoint of 1997 upon us, I'm pleased to report that the recent news from the financial markets has been decidedly upbeat.
The Dow Jones Industrial Average has gained nearly 17% through mid-June, while lower long-term interest rates have made bonds an attractive investment.

This stands in contrast to April when the Dow fell 10% from a record high on fears of higher interest rates and surging inflation. Interest rates have since fallen as the economy slowed and the Dow has reached several new highs.

The market swings we've seen this year illustrate the importance of "staying the course" to your financial goal. We realize that maintaining investment discipline when faced with market uncertainty isn't easy. Here are some thoughts that may help:

-- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

-- Remember Your Time Horizon. If your investment goals are long term (several years or more), so should your time horizon.
During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

-- We're On Your Side. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as
of April 30, 1997                    PRUDENTIAL MULTI-SECTOR FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares        Description                   Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
COMMON STOCKS--96.8%
    ------------------------------------------------------------
Auto Sector--0.8%
  68,632      LucasVarity PLC (ADR) (United
                Kingdom) (a)                       $  2,058,960
 113,850      Miller Industries, Inc. (a)             1,351,969
                                                   ------------
                                                      3,410,929
------------------------------------------------------------
Basic Industry Sector-->1.8%
 406,700      Agrium, Inc. (Canada)                   5,219,322
 177,200      Polymer Group, Inc. (a)                 2,259,300
                                                   ------------
                                                      7,478,622
------------------------------------------------------------
Consumer Goods & Services Sector--4.0%
  45,000      Mattel, Inc.                            1,254,375
 268,400      RJR Nabisco Holdings Corp.              7,984,900
  99,400      Stone Container Corp. (a)               1,006,425
  32,700      The Unilever Group (a)                  6,417,375
                                                   ------------
                                                     16,663,075
------------------------------------------------------------
Energy Sector--23.9%
 176,900      Alberta Energy Co., Ltd. (a)            3,781,237
  96,000      Anadarko Petroleum Corp.                5,268,000
 153,400(b)   BJ Services Co. (a)                     7,228,975
 299,700      Bouygues Offshore S.A. (ADR) (a)        3,746,250
  34,500      Diamond Offshore Drilling, Inc.
                (a)                                   2,220,938
 175,600      Elf Aquitaine S.A. (ADR) (France)
                (a)                                   8,538,550
 254,400(b)   Exxon Corp.                            14,405,400
 231,900      Input/Output, Inc. (a)                  3,246,600
 173,000      J. Ray McDermott, S.A. (a)              2,962,625
 200,000      McDermott International, Inc.           3,700,000
 153,600      Noble Affiliates, Inc.                  5,491,200
  87,500      Parker & Parsley Petroleum Co.          2,887,500
  55,000      Schlumberger, Ltd.                      6,091,250
 187,200      Smith International, Inc. (a)           8,868,600
  48,400      Texaco, Inc.                            5,106,200
 122,400      The Williams Companies, Inc.            5,370,300
 134,700      Weatherford Enterra, Inc. (a)           4,276,725
 235,400      YPF Sociedad Anonima (ADR)
                (Argentina)                        $  6,502,925
                                                   ------------
                                                     99,693,275
------------------------------------------------------------
Financial Services Sector--15.6%
  89,900      Advanta Corp.                           2,000,275
  26,000      American International Group, Inc.      3,341,000
  62,500      Chase Manhattan Corp.                   5,789,063
  70,000(b)   Citicorp                                7,883,750
 151,000      Crescent Real Estate Equities,
                Inc.                                  3,963,750
 123,000      Developers Diversified Reality
                Corp.                                 4,535,625
 213,500(b)   Federal National Mortgage
                Association                           8,780,187
 130,800      Manufactured Home Communities,
                Inc.                                  2,746,800
  37,700      Meditrust Corp.                         1,376,050
  80,100      ReliaStar Financial Corp.               4,846,050
  49,200      Student Loan Marketing Association      5,817,900
 319,000      The Money Store, Inc.                   6,898,375
 126,066      Travelers Group, Inc.                   6,980,905
                                                   ------------
                                                     64,959,730
------------------------------------------------------------
Health Care Sector--13.4%
 128,200(b)   Aetna, Inc.                            11,682,225
 226,050      Columbia/HCA Healthcare Corp.           7,911,750
  33,600      Johnson & Johnson Co.                   2,058,000
 247,000      Novartis AG (ADR) (Switzerland)        16,302,000
  75,000      Pfizer, Inc.                            7,200,000
 226,900      Pharmacia & Upjohn, Inc.                6,721,912
 177,600      Premier Research Worldwide, LTD.
                (a)                                   1,709,400
  78,000      Sierra Health Services, Inc. (a)        2,008,500
                                                   ------------
                                                     55,593,787
------------------------------------------------------------
Leisure Sector--5.8%
 191,200      Carnival Corp. - Class A                7,050,500
 214,700      Hilton Hotels Corp.                     5,796,900

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     3

Portfolio of Investments as
of April 30, 1997                           PRUDENTIAL MULTI-SECTOR FUND, INC.
------------------------------------------------------------
------------------------------------------------------------


Shares        Description                   Value (Note 1)
    ------------------------------------------------------------
Leisure Sector (cont'd.)
 267,800      La Quinta Inns, Inc.                 $  5,858,125
 220,600      Patriot American Hospitality, Inc.      4,742,900
  52,900      Prime Hospitality Corp. (a)               879,462
                                                   ------------
                                                     24,327,887
------------------------------------------------------------
Precious Metals Sector--2.5%
 244,700      UCAR International, Inc. (a)           10,277,400
------------------------------------------------------------
Retailing Sector--9.8%
 124,900      American Stores Co.                     5,682,950
  88,000      CVS Corp.                               4,367,000
 287,000(b)   Gap, Inc.                               9,148,125
 738,000      Kmart Corp. (a)                        10,055,250
  92,100      Quality Food Centers, Inc. (a)          3,695,512
  68,300      Sears Roebuck & Co.                     3,278,400
 157,000      Toys 'R' Us, Inc. (a)                   4,474,500
                                                   ------------
                                                     40,701,737
------------------------------------------------------------
Technology Sector--19.2%
 261,075      ADC Telecommunications, Inc. (a)        6,820,584
 322,200      BDM International, Inc. (a)             7,491,150
   3,000      C-NET Inc. (a)                             60,750
  83,500      Cisco Systems, Inc. (a)                 4,321,125
 200,000      Cognizant Corp.                         6,525,000
 101,500(b)   Computer Associates International,
                Inc.                                  5,278,000
 121,600      Comverse Technology, Inc. (a)           4,772,800
 113,300      Edify Corp. (a)                         1,232,138
 141,600      Harman International Industries,
                Inc.                                  5,416,200
  59,600      Intel Corp.                             9,126,250
 245,500      Larscom, Inc. (a)                       1,526,703
  74,000      Microsoft Corp. (a)                     8,991,000
  32,700      SGS-Thomson Microelectronics N.V.
                (a)                                   2,562,863
 301,400      Uniphase Corp. (a)                     11,980,650
 231,550      Westell Technologies, Inc. (a)          3,994,237
                                                   ------------
                                                     80,099,450
                                                   ------------
              Total common stocks
                (cost $355,594,570)                 403,205,892
                                                   ------------
Principal
Amount
(000)         Description                   Value (Note 1)
CONVERTIBLE BONDS--0.3%
------------------------------------------------------------
Technology Sector--0.3%
  $1,579      The Learning Co., Inc.
                5.50%, 11/1/00
                (cost $1,351,464)                  $  1,132,933
                                                   ------------
              Total long-term investments
                (cost $356,946,034)                 404,338,825
                                                   ------------
SHORT-TERM INVESTMENTS--4.8%
REPURCHASE AGREEMENT
------------------------------------------------------------
  19,879      Joint Repurchase Agreement Account
                5.42%, 5/1/97, (Note 5)
                (cost $19,879,000)                   19,879,000
                                                   ------------
              Total investments before
                short sales--101.9%
              (cost $376,825,034; Note 4)           424,217,825
                                                   ------------
 Shares
--------
COMMON STOCK SOLD SHORT(a)--(2.0%)
------------------------------------------------------------
Restaurants Sector--(1.6%)
 175,000      Cracker Barrel Old Country Store,
                Inc.                                 (4,681,250)
 109,300      Planet Hollywood International,
                Inc.                                 (2,008,388)
                                                   ------------
                                                     (6,689,638)
------------------------------------------------------------
Education Sector--(0.4%)
  50,000      Apollo Group, Inc.                     (1,343,750)
                                                   ------------
              Total common stocks sold short
                (proceeds $7,871,565)                (8,033,388)
                                                   ------------
Total investments, net of short sales--99.9%        416,184,437
              Other assets in excess of
                liabilities--0.1%                       307,284
                                                   ------------
              Net Assets--100%                     $416,491,721
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Pledged as collateral on short sale.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     4

Statement of Assets and Liabilities           PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1997
Investments, at value (cost $376,825,034)...................................................................       $424,217,825
Cash........................................................................................................             14,204
Receivable for investments sold.............................................................................          6,609,903
Deposits with broker for securities sold short..............................................................          2,825,213
Dividends and interest receivable...........................................................................            705,084
Receivable for Fund shares sold.............................................................................            312,684
Forward currency contracts--net amount receivable from counterparties.......................................            247,041
Other assets................................................................................................              8,187
                                                                                                                  --------------
   Total assets.............................................................................................        434,940,141
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          8,403,228
Investments sold short, at value (proceeds $7,871,565)......................................................          8,033,388
Payable for Fund shares reacquired..........................................................................            966,600
Accrued expenses............................................................................................            469,427
Management fee payable......................................................................................            210,069
Distribution fee payable....................................................................................            199,241
Forward currency contracts--net amount payable to counterparties............................................            166,467
                                                                                                                  --------------
   Total liabilities........................................................................................         18,448,420
                                                                                                                  --------------
Net Assets..................................................................................................       $416,491,721
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $     31,305
   Paid-in capital in excess of par.........................................................................        352,165,003
                                                                                                                  --------------
                                                                                                                    352,196,308
   Undistributed net investment income......................................................................            773,019
   Accumulated net realized capital and currency gains......................................................         16,210,852
   Net unrealized appreciation on investments and foreign currencies........................................         47,311,542
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................       $416,491,721
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($203,196,502 / 15,079,268 shares of common stock issued and outstanding).............................             $13.48
   Maximum sales charge (5% of offering price)..............................................................               0.71
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $14.19
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($191,598,878 / 14,609,250 shares of common stock issued and outstanding).............................             $13.11
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($4,298,251 / 327,760 shares of common stock issued and outstanding)..................................             $13.11
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($17,398,090 / 1,288,814 shares of common stock issued and outstanding)...............................             $13.50
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     5

PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            April 30, 1997
Income
   Dividends (net of foreign withholding taxes
      of $37,478).............................    $   5,346,239
   Interest...................................        2,316,393
                                                 --------------
      Total income............................        7,662,632
                                                 --------------
Expenses
   Management fee.............................        2,841,669
   Distribution fee--Class A..................          528,760
   Distribution fee--Class B..................        2,192,493
   Distribution fee--Class C..................           47,081
   Transfer agent's fees and expenses.........          855,000
   Reports to shareholders....................          299,000
   Custodian's fees and expenses..............          220,000
   Registration fees..........................           90,000
   Legal fees and expenses....................           40,000
   Audit fee and expenses.....................           38,000
   Directors' fees and expenses...............           31,250
   Miscellaneous..............................           24,028
                                                 --------------
      Total expenses..........................        7,207,281
                                                 --------------
Net investment income.........................          455,351
                                                 --------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions....................       46,396,562
   Foreign currency transactions..............          870,241
   Short sale transactions....................       (4,748,882)
                                                 --------------
                                                     42,517,921
                                                 --------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................      (20,382,004)
   Foreign currencies.........................          125,510
   Short sales................................         (522,893)
                                                 --------------
                                                    (20,779,387)
                                                 --------------
Net gain on investments and foreign currency
   transactions...............................       21,738,534
                                                 --------------
Net Increase in Net Assets
Resulting from Operations.....................    $  22,193,885
                                                 --------------
                                                 --------------

PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
Increase (Decrease)                      Year Ended April 30,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $     455,351    $    433,736
   Net realized gain on
      investments and foreign
      currencies..................      42,517,921      61,581,024
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     (20,779,387)     54,111,793
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...      22,193,885     116,126,553
                                    --------------    ------------
Net equalization credits..........              --         443,875
                                    --------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................        (400,225)       (219,972)
      Class B.....................              --        (209,135)
      Class C.....................              --          (4,629)
      Class Z.....................         (55,126)             --
                                    --------------    ------------
                                          (455,351)       (433,736)
                                    --------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (566,340)         (1,134)
      Class B.....................        (620,254)         (1,078)
      Class C.....................         (12,405)            (24)
      Class Z.....................         (50,726)             --
                                    --------------    ------------
                                        (1,249,725)         (2,236)
                                    --------------    ------------
   Distributions from net capital
      gains
      Class A.....................     (23,717,108)    (18,374,785)
      Class B.....................     (25,810,921)    (26,052,498)
      Class C.....................        (537,914)       (586,778)
      Class Z.....................      (2,170,377)             --
                                    --------------    ------------
                                       (52,236,320)    (45,014,061)
                                    --------------    ------------
Fund share transactions (net of
   share conversion) (Note 6)
   Net proceeds from Fund shares
      subscribed..................     116,532,381     299,516,817
   Net asset value of Fund shares
      issued in reinvestment of
      dividends and
      distributions...............      50,651,007      42,592,536
   Cost of shares reacquired......    (196,343,364)   (200,926,665)
                                    --------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................     (29,159,976)    141,182,688
                                    --------------    ------------
Total increase (decrease).........     (60,907,487)    212,303,083
Net Assets
Beginning of year.................     477,399,208     265,096,125
                                    --------------    ------------
End of year.......................   $ 416,491,721    $477,399,208
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     6

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Prudential Multi-Sector Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 21, 1990 and had no operations until May 11, 1990 when 4,398 shares each of Class A and Class B common stock were sold for $100,000 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced June 29, 1990. The Fund's investment objective is long-term growth of capital by primarily investing in equity securities of companies in various economic sectors.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments, including options and securities sold short, traded on a national securities exchange and NASDAQ national market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and asked prices. Stock options traded on national securities exchanges are valued at the closing prices on such exchanges. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Net realized gain on foreign currency transactions of $870,241 represents net foreign exchange gains from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------
                                     -----
                                       7

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or currency underlying the written option.
Equalization: Effective May 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $466,054 of undistributed net investment income at October 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.
Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year ended April 30, 1997, the Fund reclassified $642,873 of foreign currency gains which were recognized for tax purposes in the current and prior fiscal years by increasing undistributed net investment income and decreasing accumulated net realized capital and currency gains. Net investment income, net realized gains, and net assets were not affected by this change.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy
--------------------------------------------------------------------------------
                                     -----
                                       8

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .65 of 1% of the Fund's average daily net assets. For the fiscal year ended April 30, 1997, the manager agreed to limit its management fee to no more than .625 of 1% of the first $500 million of the average daily net assets of the Fund, .55 of 1% of the next $500 million of average daily net assets and .50 of 1% of the Fund's average daily net assets in excess of $1 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended April 30, 1997.
PSI has advised the Fund that they have received approximately $80,500 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended April 30 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the fiscal year ended April 30, 1997, it received approximately $470,300 and $3,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve an an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended April 30, 1997, the Fund incurred fees of approximately $832,900 for the services of PMFS. As of April 30, 1997, approximately $71,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the fiscal year ended April 30, 1997, PSI earned approximately $87,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended April 30, 1997 were $413,306,164 and $486,324,247, respectively.
The cost basis of investments for federal income tax purposes at April 30, 1997 was $376,836,551 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $47,381,274 (gross unrealized appreciation--$68,478,387, gross unrealized depreciation--$21,097,113).
At April 30, 1997, the Fund had outstanding forward currency contracts to purchase and sell foreign currency as follows:

                           Value at
   Foreign Currency    Settlement Date    Current
  Purchase Contracts       Payable         Value     Depreciation
---------------------- ----------------  ----------  ------------
Japanese Yen,
  expiring 5/6/97         $4,100,377     $3,933,910   $ (166,467)
                       ----------------  ----------  ------------
                       ----------------  ----------  ------------

                          Value at
  Foreign Currency    Settlement Date    Current
   Sale Contracts        Receivable       Value     Appreciation
--------------------- ----------------  ----------  -------------
Japanese Yen,
  expiring 5/6/97        $4,180,951     $3,933,910    $ 247,041
                      ----------------  ----------  -------------
                      ----------------  ----------  -------------

--------------------------------------------------------------------------------
                                     -----
                                       9

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 1997, the Fund had a 2.45% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $19,879,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:
CS Boston Corp., 5.50% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,778, due 5/1/97. The value of the collateral including accrued interest is $214,501,123.
J.P. Morgan Securities, 5.42% dated 4/30/97 in the principal amount of $208,000,000, repurchase price $208,031,316, due 5/1/97. The value of the collateral including accrued interest is $212,160,231.
SBC Warburg, 5.30% dated 4/30/97 in the principal amount of $144,000,000, repurchase price $144,021,200, due 5/1/97. The value of the collateral including accrued interest is $146,969,072.
Smith Barney, Inc., 5.25% and 5.44%, both dated 4/30/97 in the principal amount of $43,121,000 and $208,000,000 respectively, repurchase price $43,127,288 and $208,031,431 respectively, both due 5/1/97. The value of the combined collateral including accrued interest is $256,144,337.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 2 billion shares of common stock, $.001 par value per share, equally divided into four classes, designated Class A, B, C and Class Z common stock.
Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
------------------------------  ----------------   -------------
Year ended April 30, 1997:
Shares sold...................      6,197,250      $  86,386,710
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,685,407         23,239,649
Shares reacquired.............     (8,634,608)      (120,199,576)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................       (751,951)       (10,573,217)
Shares issued upon conversion
  from Class B................      1,116,749         15,549,557
                                ----------------   -------------
Net increase in shares
  outstanding.................        364,798      $   4,976,340
                                ----------------   -------------
                                ----------------   -------------
Year ended April 30, 1996:
Shares sold...................      6,462,195      $  62,191,760
Shares issued in connection
  with
  acquisition of Prudential
  Strategist Fund.............     10,275,056        140,334,823
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,318,660         17,532,326
Shares reacquired.............     (9,677,912)      (133,825,643)
                                ----------------   -------------
Net increase in shares
  outstanding before
  conversion..................      8,377,999         86,233,266
Shares issued upon conversion
  from Class B................        683,336          9,391,724
                                ----------------   -------------
Net increase in shares
  outstanding.................      9,061,335      $  95,624,990
                                ----------------   -------------
                                ----------------   -------------
Class B
------------------------------
Year ended April 30, 1997:
Shares sold...................      1,236,387      $  16,762,196
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,823,196         24,608,185
Shares reacquired.............     (4,273,687)       (57,627,667)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................     (1,214,104)       (16,257,286)
Shares reacquired upon
  conversion
  from Class A................     (1,142,516)       (15,549,557)
                                ----------------   -------------
Net decrease in shares
  outstanding.................     (2,356,620)     $ (31,806,843)
                                ----------------   -------------
                                ----------------   -------------
Year ended April 30, 1996:
Shares sold...................      3,389,483      $  30,825,970
Shares issued in connection
  with
  acquisition of Prudential
  Strategist Fund.............      3,011,418         40,656,859
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,853,593         24,491,053
Shares reacquired.............     (4,546,535)       (62,190,799)
                                ----------------   -------------
Net increase in shares
  outstanding before
  conversion..................      3,707,959         33,783,083
Shares reacquired upon
  conversion
  from Class A................       (693,976)        (9,391,724)
                                ----------------   -------------
Net increase in shares
  outstanding.................      3,013,983      $  24,391,359
                                ----------------   -------------
                                ----------------   -------------

--------------------------------------------------------------------------------
                                     -----
                                       10

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

Class C                              Shares           Amount
------------------------------  ----------------   -------------
Year ended April 30, 1997:
Shares sold...................         63,373      $     852,741
Shares issued in reinvestment
  of
  dividends and
  distributions...............         39,044            526,955
Shares reacquired.............       (137,317)        (1,878,420)
                                ----------------   -------------
Net decrease in shares
  outstanding.................        (34,900)     $    (498,724)
                                ----------------   -------------
                                ----------------   -------------
Year ended April 30, 1996:
Shares sold...................        196,902      $   2,694,195
Shares issued in connection
  with
  acquisition of Prudential
  Strategist Fund.............          5,166             69,751
Shares issued in reinvestment
  of
  dividends and
  distributions...............         43,092            569,157
Shares reacquired.............       (152,356)        (2,060,271)
                                ----------------   -------------
Net increase in shares
  outstanding.................         92,804      $   1,272,832
                                ----------------   -------------
                                ----------------   -------------
Class Z
------------------------------
Year ended April 30, 1997:
Shares sold...................        897,823      $  12,530,734
Shares issued in reinvestment
  of
  distributions...............        165,237          2,276,218
Shares reacquired.............     (1,204,635)       (16,637,701)
                                ----------------   -------------
Net decrease in shares
  outstanding.................       (141,575)     $  (1,830,749)
                                ----------------   -------------
                                ----------------   -------------
March 1, 1996* through
  April 30, 1996:
Shares sold...................      1,634,755      $  22,743,459
Shares reacquired.............       (204,366)        (2,849,952)
                                ----------------   -------------
Net increase in shares
  outstanding.................      1,430,389      $  19,893,507
                                ----------------   -------------
                                ----------------   -------------
---------------
  * Commencement of offering of Class Z shares.

------------------------------------------------------------
Note 7. Distributions
On June 24, 1997 the Board of Directors of the Fund declared a distribution from net capital and currency gains to Class A, B, C and Z shareholders of $0.565 per share, payable on June 27, 1997 to shareholders of record on June 24, 1997.
--------------------------------------------------------------------------------
                                     -----
                                       11

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class A
                                                  ---------------------------------------------------------
                                                                    Years Ended April 30,
                                                  ---------------------------------------------------------
                                                    1997         1996       1995(a)      1994        1993
                                                  --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  14.40     $  13.45     $ 13.21     $ 13.19     $ 12.51
                                                  --------     --------     -------     -------     -------
Income from investment operations:
Net investment income.........................         .06          .09         .09         .18         .30
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................         .70         2.52        1.44        1.64        1.47
                                                  --------     --------     -------     -------     -------
   Total from investment operations...........         .76         2.61        1.53        1.82        1.77
                                                  --------     --------     -------     -------     -------
Less distributions:
Dividends from net investment income..........        (.03)        (.04)         --        (.21)       (.30)
Distributions in excess of net investment
   income.....................................        (.04)          --          --          --          --
Distributions from net capital and currency
   gains......................................       (1.61)       (1.62)      (1.29)      (1.59)       (.79)
                                                  --------     --------     -------     -------     -------
   Total distributions........................       (1.68)       (1.66)      (1.29)      (1.80)      (1.09)
                                                  --------     --------     -------     -------     -------
Net asset value, end of year..................    $  13.48     $  14.40     $ 13.45     $ 13.21     $ 13.19
                                                  --------     --------     -------     -------     -------
                                                  --------     --------     -------     -------     -------
TOTAL RETURN(b):..............................        5.24%       20.69%      12.15%      14.16%      15.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $203,197     $211,920     $76,035     $53,237     $43,390
Average net assets (000)......................    $211,504     $201,315     $59,316     $49,840     $46,890
Ratios to average net assets:
   Expenses, including distribution fees......        1.23%        1.23%       1.44%       1.30%       1.28%
   Expenses, excluding distribution fees......         .98%         .98%       1.19%       1.08%       1.08%
   Net investment income......................         .48%         .47%        .68%       1.15%       2.44%
For Class A, B, C and Z shares:
Portfolio turnover............................          99%         136%        122%        110%        209%
Average commission rate paid per share........    $  .0572     $  .0537         N/A         N/A         N/A

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     12

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

                                                                            Class B
                                                  -----------------------------------------------------------
                                                                     Years Ended April 30,
                                                  -----------------------------------------------------------
                                                    1997         1996       1995(a)        1994        1993
                                                  --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  14.13     $  13.29     $  13.16     $  13.15     $ 12.47
                                                  --------     --------     --------     --------     -------
Income from investment operations:
Net investment income (loss)..................        (.05)         .02         (.01)         .07         .19
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................         .68         2.45         1.43         1.63        1.47
                                                  --------     --------     --------     --------     -------
   Total from investment operations...........         .63         2.47         1.42         1.70        1.66
                                                  --------     --------     --------     --------     -------
Less distributions:
Dividends from net investment income..........          --         (.01)          --         (.10)       (.19)
Distributions in excess of net investment
   income.....................................        (.04)          --           --           --          --
Distributions from net capital and currency
   gains......................................       (1.61)       (1.62)       (1.29)       (1.59)       (.79)
                                                  --------     --------     --------     --------     -------
   Total distributions........................       (1.65)       (1.63)       (1.29)       (1.69)       (.98)
                                                  --------     --------     --------     --------     -------
Net asset value, end of year..................    $  13.11     $  14.13     $  13.29     $  13.16     $ 13.15
                                                  --------     --------     --------     --------     -------
                                                  --------     --------     --------     --------     -------
TOTAL RETURN(b):..............................        4.43%       19.84%       11.31%       13.22%      14.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $191,599     $239,739     $185,474     $128,098     $92,921
Average net assets (000)......................    $219,249     $236,580     $153,209     $108,981     $99,072
Ratios to average net assets:
   Expenses, including distribution fees......        1.98%        1.98%        2.19%        2.08%       2.08%
   Expenses, excluding distribution fees......         .98%         .98%        1.19%        1.08%       1.08%
   Net investment income (loss)...............        (.28)%       (.22)%      (.07)%         .35%       1.64%

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     13

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

                                                              Class C                          Class Z
                                                  -------------------------------     --------------------------
                                                                        August 1,                      March 1,
                                                  Years Ended April      1994(d)                       1996(e)
                                                         30,             Through      Year Ended       Through
                                                  -----------------     April 30,      April 30,      April 30,
                                                   1997       1996       1995(a)         1997            1996
                                                  ------     ------     ---------     -----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $14.13     $13.29      $ 13.74        $ 14.41        $  13.91
                                                  ------     ------     ---------     -----------     ----------
Income from investment operations:
Net investment income (loss)..................      (.04)       .03           --            .11             .01
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................       .67       2.44          .84            .67             .49
                                                  ------     ------     ---------     -----------     ----------
   Total from investment operations...........       .63       2.47          .84            .78             .50
                                                  ------     ------     ---------     -----------     ----------
Less distributions:
Dividends from net investment income..........        --       (.01)          --           (.04)             --
Distributions in excess of net investment
   income.....................................      (.04)        --           --           (.04)             --
Distributions from net capital and currency
   gains......................................     (1.61)     (1.62)       (1.29)         (1.61)             --
                                                  ------     ------     ---------     -----------     ----------
   Total distributions........................     (1.65)     (1.63)       (1.29)         (1.69)             --
                                                  ------     ------     ---------     -----------     ----------
Net asset value, end of year..................    $13.11     $14.13      $ 13.29        $ 13.50        $  14.41
                                                  ------     ------     ---------     -----------     ----------
                                                  ------     ------     ---------     -----------     ----------
TOTAL RETURN(b):..............................      4.43%     19.84%        6.62%          5.48%           3.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $4,298     $5,125      $ 3,587        $17,398        $ 20,616
Average net assets (000)......................    $4,708     $5,056      $ 1,653        $19,206        $ 20,298
Ratios to average net assets:
   Expenses, including distribution fees......      1.98%      1.98%        2.37%(c)        .98%            .98%(c)
   Expenses, excluding distribution fees......       .98%       .98%        1.37%(c)        .98%            .98%(c)
   Net investment income (loss)...............      (.27)%     (.21)%        .03%(c)        .74%            .54%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     14

Report of Independent Accountants             PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Multi-Sector Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Multi-Sector Fund, Inc. (the 'Fund') at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended April 30, 1996 and financial highlights for each of the four years in the period ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
June 24, 1997

Tax Information (Unaudited)                   PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (April 30, 1997) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended April 30, 1997, the Fund paid distributions for Class A shares totaling $1.673 per share, comprised of $0.463 per share ordinary income, short-term capital gains and currency gains which are taxable as ordinary income and $1.210 per share long-term capital gains which is taxable as such. The Fund paid distributions for Class B and C shares totaling $1.645 per share, comprised of $0.435 per share short-term capital gains and currency gains which are taxable as ordinary income and $1.21 per share long-term capital gains which is taxable as such. The Fund paid distributions for Class Z shares totaling $1.685 per share, comprised of $0.475 per share ordinary income, short-term capital gains and currency gains which are taxable as ordinary income and $1.21 per share long-term capital gains which is taxable as such. Further, we wish to advise you that 17.67% of the ordinary income dividends paid in the fiscal year ended April 30, 1997 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 1998, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1997. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 1997 federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 1997.
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 4.40% of the dividends paid by the Fund qualify for each of these states' tax exclusion.
--------------------------------------------------------------------------------
                                     -----
                                       15

Change of Accountants                         PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the years ended April 30, 1991 through April 30, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                     -----
                                       16

Supplemental Proxy Information                PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Multi-Sector Fund, Inc. was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect the following twelve Directors: Edward D. Beach, Delayne Dedrick Gold, Robert F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis A. Weil, III, Clay T. Whitehead.
(2c) To amend the Fund's investment restrictions to allow loans of portfolio securities up to 30% of the Fund's total assets.
(3) To ratify the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending April 30, 1998.

   The results of the proxy solicitation on the above matters were as follows:

              Directors/Auditor             Votes for          Votes against         Votes withheld/Abstentions
           ------------------------        ------------        --------------        ---------------------------
(1)        Edward D. Beach                  16,461,433               --                        617,014
           Delayne Dedrick Gold             16,494,098               --                        584,349
           Robert F. Gunia                  16,507,958               --                        570,489
           Donald D. Lennox                 16,474,830               --                        603,617
           Douglas H. McCorkindale          16,484,838               --                        593,609
           Mendel A. Melzer                 16,479,820               --                        598,627
           Thomas T. Mooney                 16,498,123               --                        580,324
           Stephen P. Munn                  16,503,462               --                        574,985
           Richard A. Redeker               16,503,345               --                        575,102
           Robin B. Smith                   16,493,592               --                        584,855
           Louis A. Weil, III               16,501,037               --                        577,410
           Clay T. Whitehead                16,489,715               --                        588,732
(2c)       Investment restrictions          11,518,101            826,828                      800,376
(3)        Deloitte & Touche LLP            16,171,506            255,437                      651,504

--------------------------------------------------------------------------------
                                     -----
                                       17

Comparing A $10,000 Investment.
-------------------------------
Prudential Multi-Sector Fund, Inc.
vs. the S&P 500 Index.

-- Prudential Multi-Sector Fund, Inc.      - S&P 500 Index.

Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Class Z
(GRAPH)


Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The box on top of the graphs (where applicable) are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Multi-Sector Fund (Class A, Class B, Class C and Class Z) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (April 30), as measured on a quarterly basis, beginning in 1990 for Class A and B shares; in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on April 30, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not have a sales charge or a distribution fee. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance. Investors cannot directly invest in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435J108    MF142E
74435J207    Cat. #444365Y
74435J306
74435J405